Exhibit 99.1

Student Loan Finance Corporation

Noteholders’ Statement Pursuant to Section 5.23 of the Indenture and

Section 21 of the Servicing Agreement (Unaudited)

Education Loans Incorporated

Student Loan Asset-Backed Notes, Series 2004-1

Report for the Month Ended April 30, 2005

I.	Noteholder Information

A.	Identification of Notes

Series	Description	Cusip #	Due Date
2004-A1	Senior Auction Rate Notes	280907BF2	December 1, 2036
2004-A2	Senior Auction Rate Notes	280907BG0	December 1, 2036
2004-A3	Senior Auction Rate Notes	280907BH8	December 1, 2036
2004-A4	Senior Auction Rate Notes	280907BJ4	December 1, 2036
2004-A5	Senior Auction Rate Notes	280907BK1	December 1, 2036
2004-B1	Subordinate Auction Rate Notes	280907BL9	December 1, 2036

B.	Notification of Redemption Call of Notes

Series	Description	Call Date	Cusip #	Principal Amount
2004-B1	Subordinate Auction Rate Notes	June 10, 2005	280907BL9	$450,000.00

C.	Principal Outstanding - April, 2005

Series	Principal Outstanding, Start of Month	Principal Borrowed During Month	Principal Payments During Month	Principal Outstanding, End of Month
2004-A1	$75,800,000.00	$0.00	$0.00	$75,800,000.00
2004-A2	52,000,000.00	0.00	0.00	52,000,000.00
2004-A3	83,900,000.00	0.00	(5,800,000.00)	78,100,000.00
2004-A4	69,600,000.00	0.00	0.00	69,600,000.00
2004-A5	67,000,000.00	0.00	0.00	67,000,000.00
2004-B1	35,400,000.00	0.00	(550,000.00)	34,850,000.00

Totals	$383,700,000.00	$0.00	$(6,350,000.00)	$377,350,000.00

D.	Accrued Interest Outstanding - April, 2005

Series	Accrued Interest Outstanding, Start of Month	Interest Accrued During Month	Interest Payments During Month	Accrued Interest Outstanding, End of Month	Interest Rate As Of End Of Month
2004-A1	$19,771.17	$197,395.72	184,530.89	$32,636.00	3.10000%
2004-A2	97,066.67	139,359.99	113,244.44	123,182.22	3.28000%
2004-A3	154,376.00	209,827.36	187,936.00	176,267.36	3.25000%
2004-A4	92,181.33	179,452.00	161,317.33	110,316.00	3.17000%
2004-A5	51,422.50	171,817.78	159,981.11	63,259.17	3.09000%
2004-B1	44,053.33	98,264.45	88,106.67	54,211.11	3.50000%

Totals	$458,871.00	$996,117.30	$895,116.44	$559,871.86

E.	Net Loan Rates for Next Interest Period

Series	Interest Period Starting Date	Net Loan Rate
2004-A1	21-Jun-05	5.39%
2004-A2	31-May-05	4.62%
2004-A3	01-Jun-05	5.21%
2004-A4	08-Jun-05	5.30%
2004-A5	15-Jun-05	5.38%
2004-B1	10-Jun-05	4.84%

F.	Noteholders’ Carry-Over Amounts - April, 2005

Series	Carry-Over Amounts, Start of Month	Additions During Month	Payments During Month	Carry-Over Amounts, End of Month
2004-A1	$0.00	$0.00	$0.00	$0.00
2004-A2	0.00	0.00	0.00	0.00
2004-A3	0.00	0.00	0.00	0.00
2004-A4	0.00	0.00	0.00	0.00
2004-A5	0.00	0.00	0.00	0.00
2004-B1	0.00	0.00	0.00	0.00

Totals	$0.00	$0.00	$0.00	$0.00

G.	Noteholders’ Accrued Interest on Carry-Over Amounts - April, 2005

Series	Accrued Interest, Start of Month	Interest Accrued During Month	Interest Payments During Month	Accrued Interest, End of Month
2004-A1	$0.00	$0.00	$0.00	$0.00
2004-A2	0.00	0.00	0.00	0.00
2004-A3	0.00	0.00	0.00	0.00
2004-A4	0.00	0.00	0.00	0.00
2004-A5	0.00	0.00	0.00	0.00
2004-B1	0.00	0.00	0.00	0.00

Totals	$0.00	$0.00	$0.00	$0.00

II.	Fund Information

A.	Reserve Fund - April, 2005

Amount
Balance, Start of Month	$5,755,500.00
Additions During Month	0.00
Less Withdrawals During Month	(95,250.00)

Balance, End of Month	$5,660,250.00

B.	Capitalized Interest Account - April, 2005

Amount
Balance, Start of Month	$0.00
Additions During Month	0.00
Less Withdrawals During Month	0.00

Balance, End of Month	$0.00

C.	Acquisition Account - April, 2005

		Amount
Balance, Start of Month		$0.00
Additions During Month:
Acquisition Funds from Note Issuance		0.00
Recycling from Surplus Funds		0.00
Less Withdrawals for Initial Purchase of Eligible Loans:
Total Principal Acquired		0.00
Accrued Income		0.00
Premiums and Related Acquisition Costs		0.00
Transfer to Surplus		0.00
Less Withdrawals for Eligible Loans:
Total Principal Acquired	$0.00
Accrued Interest Acquired	0.00
Origination Fees Charged	0.00
Premiums and Related Acquisition Costs	0.00

Net Costs of Loans Acquired		0.00

Balance, End of Month		$0.00

D.	Alternative Loan Guarantee Account - April, 2005

Amount
Balance, Start of Month	$619,368.60
Additions During Month (Initial Purchase of Student Loans)	0.00
Guarantee Fees Received (Refunded) During Month	0.00
Interest Received During Month	632.58
Other Additions (Transfers) During Month	2,736.39
Less Withdrawals During Month for Default Payments	(52,745.89)

Balance, End of Month	$569,991.68

E.	Revenue Fund Income Account - April, 2005

Amount
Balance, Start of Month	$7,653,191.55
Student Loan Collections	6,137,824.21
Investment Earnings Received	51,993.97
Government Interest and Special Allowance Received	277,444.38
Sweep of Student Loan Collections From Prior Month	(9,187,769.20)

Balance, End of Month	$4,932,684.91

F.	Surplus Account - April, 2005

Amount
Balance, Start of Month	$6,268,157.22
Transfers In	7,841,221.75
Transfers Out	(6,254,750.00)
Other Changes During Month	0.00

Balance, End of Month	$7,854,628.97

III.	Student Loan Information

A.	Student Loan Principal Outstanding - April, 2005

Amount
Balance, Start of Month	$348,677,756.32
Transfers	0.00
Loans Purchased / Originated	0.00
Capitalized Interest	225,897.84
Less Principal Payments Received	(5,536,282.09)
Less Defaulted Alternative Loans Transferred to Guarantee Fund	(50,697.31)
Less Sale of Loans	0.00
Other Increases (Decreases)	(10,819.75)

Balance, End of Month	$343,305,855.01

B.	Composition of Student Loan Portfolio as of April 30, 2005

Amount
Aggregate Outstanding Principal Balance	$343,305,855.01
Number of Borrowers	52,912
Average Outstanding Principal Balance Per Borrower	$6,488
Number of Loans (Promissory Notes)	105,212
Average Outstanding Principal Balance Per Loan	$3,263
Weighted Average Interest Rate	3.63%

C.	Distribution of Student Loan Portfolio by Loan Type as of April 30, 2005

Loan Type	Outstanding Principal Balance	Percent
Stafford - Subsidized	$126,046,828.80	36.7%
Stafford - Unsubsidized	107,488,595.33	31.3%
Stafford - Nonsubsidized	1,068.55	0.0%
PLUS	16,315,690.33	4.8%
SLS	4,981.94	0.0%
Consolidation	48,537,780.36	14.1%
Alternative	44,910,909.70	13.1%

Total	$343,305,855.01	100.0%

D.	Distribution of Student Loan Portfolio by Interest Rate as of April 30, 2005

Interest Rate	Outstanding Principal Balance	Percent
Less Than 3.00%	$123,108,007.97	35.9%
3.00% to 3.49%	124,278,014.77	36.2%
3.50% to 3.99%	21,242,852.90	6.2%
4.00% to 4.49%	25,951,826.95	7.6%
4.50% to 4.99%	1,574,406.63	0.5%
5.00% to 5.49%	12,721,816.03	3.7%
5.50% to 5.99%	465,705.51	0.1%
6.00% to 6.49%	13,558,005.81	3.9%
6.50% to 6.99%	15,269,911.39	4.4%
7.00% to 7.49%	230,554.65	0.1%
7.50% to 7.99%	2,471,737.01	0.7%
8.00% to 8.49%	299,497.36	0.1%
8.50% or Greater	2,133,518.03	0.6%

Total	$343,305,855.01	100.0%

E.	Distribution of Student Loan Portfolio by Borrower Payment Status as of April 30, 2005

Borrower Payment Status	Outstanding Principal Balance	Percent
School	$69,991,668.65	20.4%
Grace	28,348,604.03	8.3%
Repayment	182,995,852.30	53.3%
Deferment	49,433,656.26	14.4%
Forbearance	12,536,073.77	3.7%

Total	$343,305,855.01	100.0%

F.	Distribution of Student Loan Portfolio by Delinquency Status as of April 30, 2005

		Percent by Outstanding Balance
Delinquency Status	Outstanding Principal Balance	Excluding School/Grace Status Loans	All Loans in Portfolio
31 to 60 Days	$11,363,410.91	4.6%	3.3%
61 to 90 Days	5,910,828.33	2.4%	1.7%
91 to 120 Days	4,506,939.31	1.8%	1.3%
121 to 180 Days	6,999,620.89	2.9%	2.0%
181 to 270 Days	4,049,520.57	1.7%	1.2%
Over 270 Days	1,649,445.76	0.7%	0.5%
Claims Filed, Not Yet Paid	1,226,880.40	0.5%	0.4%

Total	$35,706,646.17	14.6%	10.4%

G.	Distribution of Student Loan Portfolio by Guarantee Status as of April 30, 2005

Guarantee Status	Outstanding Principal Balance	Percent
FFELP Loan Guaranteed 100%	$89,381.76	0.0%
FFELP Loan Guaranteed 98%	298,305,563.55	86.9%
Alternative Loans Non-Guaranteed	44,910,909.70	13.1%

Total	$343,305,855.01	100.0%

H.	Distribution of Student Loan Portfolio by Guarantee Agency as of April 30, 2005

Guarantee Agency	Outstanding Principal Balance	Percent
Education Assistance Corporation	$214,255,834.36	62.4%
Great Lakes Higher Education Corporation	51,391,746.81	15.0%
Student Loans of North Dakota	2,944,109.11	0.9%
California Student Aid Commission	10,242,621.35	3.0%
Oregon Student Assistance Commission	4,929,460.96	1.4%
Northwest Education Loan Association	7,569,918.69	2.2%
National Student Loan Program	6,045,061.88	1.8%
Pennsylvania Higher Education Assistance Agency	35,704.97	0.0%
United Student Aid Funds, Inc	938,259.46	0.3%
Other Guarantee Agencies	42,227.72	0.0%
Alternative Loans Non-Guaranteed	44,910,909.70	13.1%

Total	$343,305,855.01	100.0%

I.	Fees and Expenses Accrued For / Through April, 2005

	April, 2005	For The 4 Months Ended April 30, 2005
Servicing Fees	$257,479.39	$1,057,167.30
Treas Mgmt / Lockbox Fees	5,420.19	21,115.21
Indenture Trustee Fees	7,750.80	31,003.20
Broker / Dealer Fees	78,869.44	327,029.18
Auction Agent Fees	4,796.25	19,815.55
Other Permitted Expenses	0.00	0.00

Total	$354,316.07	$1,456,130.44

J.	Ratio of Assets to Liabilities as of April 30, 2005

Amount
Assets
Reserve Funds	$5,660,250.00
Capitalized Interest Account	0.00
Acquisition Account	0.00
Revenue Fund Income Account	4,932,684.91
Surplus Account	7,854,628.97
Other Investments	1,407,186.95
Borrower Repayment Account	37,605.89
Due from Subservicers	601,203.94
Student Loan Principal Outstanding	343,305,855.01
Unamortized Student Loan Acquisitions Costs	5,990,628.00
Accrued Earnings on Student Loans and Investments	7,716,430.05
Unamortized Cost of Debt Issuance	1,898,674.75
Other Assets	1,254.34

Total Indenture Assets	$379,406,402.81

Liabilities
Notes Payable	$377,350,000.00
Accrued Interest Payable	559,871.86
Accrued Liabilities	292,651.19

Total Indenture Liabilities	$378,202,523.05

Asset to Liability Ratio	100.32%

K.	Senior and Subordinate Percentages as of April 30, 2005

Amount
Aggregate Values	$379,406,402.81

Senior Notes Outstanding Plus Accrued Interest	343,005,660.82

All Notes Outstanding Plus Accrued Interest	377,909,871.86

Dividend Prerequisites:
Senior Percentage (Requirement = 112%)	110.61%

Subordinate Percentage (Requirement = 102%)	100.40%

Available for Dividend - Excess (Shortage) Over Dividend Prerequisites	$(6,061,666.49)